Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




GROWTH-EQUITY


Semiannual Report 2003
------------------------------------------
DELAWARE SMALL CAP GROWTH FUND




[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

Letter to Shareholders              1

Portfolio Management Review         3

New at Delaware                     4

Performance Summary                 5

Financial Statements:

  Statement of Net Assets           6

  Statement of Operations           8

  Statements of Changes
    in Net Assets                   9

  Financial Highlights             10

  Notes to Financial
    Statements                     14

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.


Delaware Investments
     POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                            Delaware Small Cap Growth Fund
  TO SHAREHOLDERS                                 January 10, 2003

Recap of Events
When the period for this report began on July 1, 2002, equities had been moving steadily lower since roughly mid March of 2002. The significant selling pressures did not abate until the later portion of July, when we experienced an upturn in the stock market. The rally turned out to be short-lived, lasting barely a month, when we were faced with further falling prices. Not until early October did we experience a bounce in the market. This time around, stocks rose steadily for nearly two months. This market advance was followed by a round of normal profit taking in December, which is generally regarded as a positive for prices that may have moved too much too soon.

Despite the ups and downs of the stock market, we believe a meaningful shift has taken place among investors. It appears that investors have cast off the downbeat reports of "sluggish" growth so prevalent throughout the media earlier in the year, in favor of a more balanced view of the state of the economy.

Although the rate of growth may not match that of prior post-recessionary periods, and unemployment levels remain high, there seems to be acceptance that the economic recovery is largely in place and may well continue into the new year. This shift in sentiment likely contributed to the bullish move in equities that spanned much of October and November. Stocks no doubt hit low levels this fall prompting investors to find "value" in the market.

Investors were offered further encouragement when the Federal Reserve stepped into the fray in early November by lowering short-term interest rates another 0.50% as a means to add further fuel for the economic recovery. We do not underestimate the power of the Fed's actions, and we believe that the historic 11 cuts in interest rates since 2001 are, as expected, gradually taking hold and should help the economic renewal.

Market Outlook
We see positive forces for equities moving forward. The gross domestic product was recently adjusted higher for the third quarter by nearly 100 basis points. Expectations for the fourth quarter are muted, but low growth will continue the expansion to a fifth quarter, and we are optimistic about a generally expanding economy throughout 2003, especially since this outcome seems paramount to Federal Reserve policy.

We believe that corporations should likely benefit from steadily improving productivity and cost cutting measures that have evolved from the recession. As we do not foresee momentum likely playing a major role in the stock markets for 2003, we believe the new year will be a time for quality security selections, and we also believe that Delaware's emphasis on stringent in-house research should assist investors moving forward.

We are encouraged that market volatility, which had reached lofty levels during the summer months, has decreased substantially of late and appears to be returning to longer-term norms. Perhaps it is a sign that investors may now believe that the brief yet disappointing period of corporate malfeasance may well be behind us. We witnessed some pullbacks in the major indexes late in the period, but we credit this to normal profit taking, and do not believe it is the start of a major market selloff.

Total Return
For the period ended December 31, 2002                            Six Months
Delaware Small Cap Growth Fund -- Class A Shares                     -6.52%
Russell 2000 Growth Index                                           -15.63%
Lipper Small Cap Growth Funds Average (474 funds)                   -16.02%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The Russell 2000 Growth Index is an unmanaged index that generally tracks the performance of those stocks in the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. The Lipper Small Cap Growth Funds Average represents the average return of small cap growth mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

While we do not find the market catalysts that might propel equity prices higher at a rate to parallel that of the late 1990s, we nonetheless believe the case for equities is becoming much clearer. Thus we ask investors to maintain their vigilance, as steadily improving market conditions may at long last be ready to support modestly rising markets.

Sincerely,


/s/ Jude T. Driscoll
----------------------------------------
Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.


/s/ David K. Downes
----------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                         Delaware Small Cap Growth Fund
  MANAGEMENT REVIEW                               January 10, 2003

Fund Manager
Gerald S. Frey
Senior Portfolio Manager

The Fund's Results
The past six-month period was a difficult one for stocks as investors remained concerned over the quality of corporate financial statements, global instability, and a tepid economic rebound. Losses were nearly universal as all 11 sectors of the Russell 2000 Growth Index were down for the period. Stocks did make strong rallies during the period, with solid gains posted in mid-July and the mid-October through November time frame.

For the six-month period ended December 31, 2002, Delaware Small Cap Growth Fund returned -6.52% (Class A shares at net asset value with distributions reinvested). Though this performance was negative, it significantly outpaced the Fund's benchmark index, the Russell 2000 Growth Index, which fell -15.63% during the same period. The Fund also outperformed its peer group, the Lipper Small Cap Growth Funds Average, which declined -16.02% for the same time period.

The Fund was down for the period, but its return was better than that of its benchmark index by a considerable margin. We believe strong stock selection, particularly in the technology and healthcare sectors, was the main catalyst behind the Fund's relative outperformance. Inspire Pharmaceuticals was the portfolio's best performing stock, as it was up more than +140% during the period after announcing positive developments regarding its product for "dry-eye" condition. In the consumer retail sector, Coach was also a strong performer as it continued to deliver strong sales and earnings growth.

Technology and consumer stocks were generally the worst performers during the period. Declines among technology companies were primarily concentrated in the early part of the period based on concerns about the magnitude and timing of future corporate expenditures, with many of these companies rebounding strongly during the mid-October rally. Brooks Automation was down substantially based on these concerns and we exited from the stock in mid-November. Consumer stocks suffered mostly in the latter part of the period, as signs appeared that the holiday shopping season would be disappointing. Urban Outfitters was down more than -30% during the period, although we believe that the company will be able to successfully deliver earnings and sales growth in the future.

Outlook
We remain cautious regarding the coming year. Geopolitical concerns still weigh heavily upon the markets, and a strong rebound will most likely not occur until these issues are resolved. However, as the overall economy continues to rebound, there will be an opportunity to benefit from owning those companies whose growth prospects exceed those of the norm. We will continue to seek out and hold these companies over the course of the year.

Top 10 Holdings
As of December 31, 2002

                                                                             Percentage
Company                                        Industry                     of Net Assets
-----------------------------------------------------------------------------------------
 1. Inspire Pharmaceuticals             Healthcare & Pharmaceuticals            3.85%
-----------------------------------------------------------------------------------------
 2. Neurocrine Biosciences              Healthcare & Pharmaceuticals            2.87%
-----------------------------------------------------------------------------------------
 3. Pride International                 Energy                                  2.71%
-----------------------------------------------------------------------------------------
 4. Coach                               Consumer Non-Durable/Retail             2.67%
-----------------------------------------------------------------------------------------
 5. Cumulus Media                       Consumer Services                       2.43%
-----------------------------------------------------------------------------------------
 6. The Cheesecake Factory              Consumer Services                       2.39%
-----------------------------------------------------------------------------------------
 7. Agile Software                      Technology/Software                     2.21%
-----------------------------------------------------------------------------------------
 8. Gentex                              Consumer Durable/Cyclical               2.15%
-----------------------------------------------------------------------------------------
 9. Medicis Pharmaceutical--Class A     Healthcare & Pharmaceuticals            2.14%
-----------------------------------------------------------------------------------------
10. O2Micro International Limited       Technology/Communications               2.13%
-----------------------------------------------------------------------------------------

New
  AT DELAWARE
--------------------------------------------------------------------------------

It's Tax Time                                                   [Graphic omitted
  AGAIN                                                         e:delivery LOGO]

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!

Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware Investments is not liable for tax information provided by TurboTax(R). TurboTax(R) is a registered trademark of Intuit Inc.
--------------------------------------------------------------------------------

Delaware
     SMALL CAP GROWTH FUND

Fund Basics
As of December 31, 2002
----------------------------------------------------
Fund Objective:
The Fund seeks to provide long-term capital growth.
----------------------------------------------------
Total Fund Net Assets:
$6.05 million
----------------------------------------------------
Number of Holdings:
71
----------------------------------------------------
Fund Start Date:
July 31, 2001
----------------------------------------------------

Your Fund Manager:
Gerald Frey received a bachelor's degree in economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Nasdaq Symbols:
Class A  DSCAX
Class B  DSCBX
Class C  DSCCX

Fund Performance
Average Annual Total Returns
Through December 31, 2002                          Lifetime        One Year
------------------------------------------------------------------------------
Class A (Est 7/31/01)
Excluding Sales Charge                              -7.57%          -15.37%
Including Sales Charge                              -11.35%         -20.25%
------------------------------------------------------------------------------
Class B (Est. 7/31/01)
Excluding Sales Charge                              -8.00%          -15.83%
Including Sales Charge                              -10.11%         -19.20%
------------------------------------------------------------------------------
Class C (Est. 7/31/01)
Excluding Sales Charge                              -8.00%          -15.92%
Including Sales Charge                              -8.00%          -16.76%
------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.
The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.
Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.
Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.
The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. An expense limitation was in effect for all classes of Delaware Small Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.
The average annual total returns for the lifetime and one-year periods ended December 31, 2002 for Delaware Small Cap Growth Fund's Institutional Class were -7.40% and -15.14%, respectively. The Institutional Class shares were first made available on July 31, 2001 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Nasdaq Institutional Class symbol: DSCIX

Statement                                        Delaware Small Cap Growth Fund
  OF NET ASSETS                                  December 31, 2002 (Unaudited)

                                                         Number of      Market
                                                           Shares        Value
Common Stock - 91.90%
Aerospace & Defense - 1.20%
 +Veridian                                                  3,400     $   72,556
                                                                      ----------
                                                                          72,556
                                                                      ----------
Banking & Finance - 5.55%
  Allegiant Bancorp                                         1,300         23,698
  BankAtlantic Bancorp Class A                              3,600         34,020
  Brookline Bancorp                                         3,700         44,030
  Doral Financial                                           2,850         81,510
 +Lendingtree                                               3,200         41,216
  R & G Financial                                           2,500         58,125
  Wintrust Financial                                        1,700         53,244
                                                                      ----------
                                                                         335,843
                                                                      ----------
Basic Industry/Capital Goods - 1.47%
  +Varian                                                   3,100         88,939
                                                                      ----------
                                                                          88,939
                                                                      ----------
Business Services/Other - 0.65%
  +Watson Wyatt & Company                                   1,800         39,150
                                                                      ----------
                                                                          39,150
                                                                      ----------
Consumer Durable/Cyclical - 2.43%
 +Gentex                                                    4,100        129,724
 +WCI Communities                                           1,700         17,340
                                                                      ----------
                                                                         147,064
                                                                      ----------
Consumer Non-Durable/Other - 3.68%
 +American Italian Pasta Class A                            1,500         53,970
 +Constellation Brands                                      3,700         87,727
 +Krispy Kreme Doughnuts                                    2,400         81,048
                                                                      ----------
                                                                         222,745
                                                                      ----------
Consumer Non-Durable/Retail - 8.85%
 +Coach                                                     4,900        161,308
 +Cost Plus                                                 4,400        126,148
 +Dick's Sporting Goods                                     1,300         24,960
 +Hibbett Sporting Goods                                    4,000         95,680
 +Urban Outfitters                                          5,400        127,278
                                                                      ----------
                                                                         535,374
                                                                      ----------
Consumer Services - 16.61%
 +California Pizza Kitchen                                  3,000         75,600
 +Cumulus Media                                             9,900        147,213
 +Extended Stay America                                     6,000         88,500
 +Getty Images                                              3,200         97,760
  Gray Television Class B                                   6,800         66,300
  Landry's Restaurants                                      4,400         93,456
 +LIN TV Class A                                            4,200        102,270
 +Mediacom Communciations                                  10,300         90,743
 +Sonic                                                     4,800         98,352
 +The Cheesecake Factory                                    4,000        144,600
                                                                      ----------
                                                                       1,004,794
                                                                      ----------
Consumer Services/Other - 1.26%
 +Fidelity National Information Solutions                   1,800         31,050
 +First Cash Financial Services                             4,400         44,928
                                                                      ----------
                                                                          75,978
                                                                      ----------

                                                         Number of      Market
                                                           Shares        Value
Common Stock (continued)

Energy - 5.01%
 +Cal Dive International                                    2,900      $  68,150
 +Denbury Resources                                         6,300         71,190
 +Pride International                                      11,000        163,900
                                                                       ---------
                                                                         303,240
                                                                       ---------
Financial/Insurance - 4.56%
  Brown & Brown                                             1,400         45,248
  Harleysville Group                                        1,700         44,931
  Hub International                                         1,300         16,679
  PMA Capital Class A                                       1,800         25,794
  RLI                                                       2,600         72,540
 +Stewart Information Services                              3,300         70,587
                                                                       ---------
                                                                         275,779
                                                                       ---------
Financial/Other - 2.06%
  Redwood Trust                                             4,500        124,650
                                                                       ---------
                                                                         124,650
                                                                       ---------
Healthcare & Pharmaceuticals - 18.02%
 +CIMA Labs                                                 4,100         99,183
 +CV Theraputics                                            1,400         25,508
 +First Horizon Pharmaceutical                              3,900         29,164
 +Inhale Therapeutic Systems                               12,600        101,808
 +Inspire Pharmaceuticals                                  24,900        232,567
 +Intrabiotics Pharmaceuticals                             35,800         10,382
 +Medicines Company                                         3,400         54,468
 +Medicis Pharmaceutical Class A                            2,600        129,142
 +Neurocrine Biosciences                                    3,800        173,508
 +Pain Therapeutics                                         4,600         10,994
 +Tanox Biosystems                                          7,400         66,970
 +Trimeris                                                  1,700         73,253
 +Xoma                                                     19,700         83,331
                                                                       ---------
                                                                       1,090,278
                                                                       ---------
Healthcare/Devices - 2.39%
 +Conceptus                                                 9,200        110,216
 +Fischer Imaging                                           5,700         34,257
                                                                       ---------
                                                                         144,473
                                                                       ---------
Healthcare/Other - 0.21%
 +Cross Country                                               900         12,555
                                                                       ---------
                                                                          12,555
                                                                       ---------
Technology/Communications - 5.81%
 +Advanced Fibre Communications                             7,200        120,096
 +Ciena                                                     6,160         31,662
 +O2Micro International Limited                            13,200        128,687
 +Tekelec                                                   6,800         71,060
                                                                       ---------
                                                                         351,505
                                                                       ---------
Technology/Hardware - 2.94%
 +CoorsTek                                                  1,600         40,880
 +Cymer                                                     2,000         64,500
 +Skyworks Solutions                                        8,400         72,408
                                                                       ---------
                                                                         177,788
                                                                       ---------

Statement
  OF NET ASSETS (CONTINUED)                       Delaware Small Cap Growth Fund


                                                        Number of       Market
                                                         Shares         Value

Common Stock (continued)
Technology/Software - 6.31%
 +Agile Software                                           17,300    $  133,902
  Henry (Jack) & Associates                                 7,200        86,688
 +Integral Systems                                          6,300       126,315
 +Webex Communications                                      2,300        34,500
                                                                     ----------
                                                                        381,405
                                                                     ----------
Transportation & Shipping - 2.89%
 +Heartland Express                                         3,926        89,949
 +Knight Transportation                                     4,050        85,050
                                                                     ----------
                                                                        174,999
                                                                     ----------
Total Common Stock (cost $5,442,565)                                  5,559,115
                                                                     ----------

                                                        Principal
                                                          Amount
Commercial Paper - 5.54%
  Freddie Mac Discount Note
    1.27% 1/7/03                                       $  240,000       239,949
    1.27% 1/21/03                                          95,000        94,933
                                                                     ----------
Total Commercial Paper  (cost $ 334,882)                                334,882
                                                                     ----------


Total Market Value of Securities - 97.44%
  (cost $5,777,447)                                                $ 5,893,997
Receivables and Other Assets
  Net of Liabilities - 2.56%                                            154,830
                                                                    -----------
Net Assets Applicable to 797,374
  Shares Outstanding - 100.00%                                      $ 6,048,827
                                                                    ===========

Net Asset Value - Delaware Small Cap Growth Fund
  Class A ($1,719,769 / 226,176 Shares)                                  $ 7.60
                                                                    -----------
Net Asset Value - Delaware Small Cap Growth Fund
  Class B ($1,587,041 / 210,244 Shares)                                  $ 7.55
                                                                    -----------
Net Asset Value - Delaware Small Cap Growth Fund
  Class C ($948,339 / 125,657 Shares)                                    $ 7.55
                                                                    -----------
Net Asset Value - Delaware Small Cap Growth Fund
  Institutional Class ($1,793,678 / 235,297 Shares)                      $ 7.62
                                                                    -----------

Components of Net Assets at December 31, 2002:
Shares of beneficial interest
  (unlimited authorization -- no par)                               $ 6,499,653
Net investment loss                                                     (30,173)
Accumulated net realized loss on investments                           (537,203)
Net unrealized appreciation of investments                              116,550
                                                                    -----------
Total net assets                                                    $ 6,048,827
                                                                    ===========


+Non-income producing security for the period ended December 31, 2002.

Net Asset Value and Offering Price per Share -
  Delaware Small Cap Growth Fund
Net asset value Class A(A)                                                $7.60
Sales charge (5.75% of offering price, or 6.05%
  of amount invested per share)(B)                                         0.46
                                                                          -----
Offering price                                                            $8.06
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                       Delaware Small Cap Growth Fund
  OF OPERATIONS                                 Six Months Ended December 31, 2002 (Unaudited)

Investment Income:
Interest                                                              $  10,417
Dividends                                                                 4,052    $  14,469
                                                                      ---------    ---------

Expenses:
  Management fees                                                        24,850
  Registration fees                                                      15,046
  Reports and statements to shareholders                                 14,300
  Distribution expense-- Class A                                          1,616
  Distribution expense-- Class B                                          5,585
  Distribution expense-- Class C                                          3,951
  Dividend disbursing and transfer agent fees and expenses                9,985
  Custodian fees                                                          2,396
  Accounting and administration                                           1,113
  Trustee's fees                                                            572
  Professional fees                                                         178
  Other                                                                   1,490       81,082
                                                                      ---------
  Less expenses absorbed or waived                                                   (36,297)
  Less expenses paid indirectly                                                         (143)
                                                                                   ---------
  Total expenses                                                                      44,642
                                                                                   ---------
Net Investment Loss                                                                  (30,173)
                                                                                   ---------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                                  (503,349)
  Net change in unrealized appreciation/depreciation of investments                  278,125
                                                                                   ---------
Net Realized and Unrealized Loss on Investments:                                    (225,224)
                                                                                   ---------

Decrease in Net Assets Resulting from Operations:                                  $(255,397)
                                                                                   =========

See accompanying notes


Statements                                                                           Delaware Small Cap Growth Fund
  OF CHANGES IN NET ASSETS



                                                                                   Six Months              7/31/01*
                                                                                     Ended                    to
                                                                                    12/31/02                6/30/02
                                                                                  (Unaudited)

Increase (Decrease) in Net Assets from Operations:
  Net investment loss                                                             $   (30,173)           $    (22,335)
  Net realized loss on investments                                                   (503,349)                (33,854)
  Net change in unrealized appreciation/depreciation of investments                   278,125                (161,575)
                                                                                  -----------            ------------
  Net decrease in net assets resulting from operations                               (255,397)               (217,764)
                                                                                  -----------            ------------

Capital Share Transactions:
  Proceeds from shares sold:
     Class A                                                                          896,731               1,486,317
     Class B                                                                          893,151                 933,413
     Class C                                                                          349,680               1,022,284
     Institutional Class                                                                  --                2,001,254
                                                                                  -----------            ------------
                                                                                    2,139,562               5,443,268
                                                                                  -----------            ------------

  Cost of shares repurchased:
     Class A                                                                         (242,166)               (309,502)
     Class B                                                                          (71,594)               (105,497)
     Class C                                                                         (145,584)               (186,499)
     Institutional Class                                                                  --                      --
                                                                                  -----------            ------------
                                                                                     (459,344)               (601,498)
                                                                                  -----------            ------------
Increase in net assets derived from capital share transactions                      1,680,218               4,841,770
                                                                                  -----------            ------------
Net Increase in Net Assets:                                                         1,424,821               4,624,006

Net Assets:
  Beginning of period                                                               4,624,006                    --
                                                                                  -----------            ------------
  End of period                                                                   $ 6,048,827            $  4,624,006
                                                                                  ===========            ============

*Date of commencement of operations.

See accompanying notes

Financial
HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Small Cap Growth Fund Class A


                                                                                   Six Months             7/31/01(1)
                                                                                     Ended                    to
                                                                                  12/31/02(4)              6/30/02
                                                                                  (Unaudited)

Net asset value, beginning of period                                                  $ 8.130                 $ 8.500

Income (loss) from investment operations:
Net investment loss(2)                                                                 (0.037)                 (0.059)
Net realized and unrealized loss on investments                                        (0.493)                 (0.311)
                                                                                  -----------            ------------
Total from investment operations                                                       (0.530)                 (0.370)
                                                                                  -----------            ------------

Net asset value, end of period                                                        $ 7.600                 $ 8.130
                                                                                  ===========            ============

Total return(3)                                                                         (6.52%)                 (4.35%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                $1,720                  $1,130
Ratio of expenses to average net assets                                                  1.60%                   1.60%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                               3.07%                   6.34%
Ratio of net investment loss to average net assets                                      (1.02%)                 (0.77%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly                              (2.49%)                 (5.51%)
Portfolio turnover                                                                         57%                    138%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average share outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Delaware Small Cap Growth Fund Class B

                                                                                   Six Months           7/31/01(1)
                                                                                     Ended                 to
                                                                                  12/31/02(4)            6/30/02
                                                                                  (Unaudited)

Net asset value, beginning of period                                                $ 8.100              $ 8.500

Income (loss) from investment operations:
Net investment loss(2)                                                               (0.065)              (0.118)
Net realized and unrealized loss on investments                                      (0.485)              (0.282)
                                                                                    -------              -------
Total from investment operations                                                     (0.550)              (0.400)
                                                                                    --------             -------
Net asset value, end of period                                                      $ 7.550              $ 8.100
                                                                                    =======              =======
Total return(3)                                                                      (6.79%)              (4.71%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                             $ 1,587              $   783
Ratio of expenses to average net assets                                               2.35%                2.35%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                            3.82%                7.09%
Ratio of net investment loss to average net assets                                   (1.77%)              (1.52%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly                           (3.24%)              (6.26%)
Portfolio turnover                                                                      57%                 138%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average share outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                    Delaware Small Cap Growth Fund Class C

                                                            Six Months    7/31/01(1)
                                                               Ended         to
                                                            12/31/02(4)    6/30/02
                                                            (Unaudited)

Net asset value, beginning of period                          $ 8.100     $ 8.500

Income (loss) from investment operations:
Net investment loss(2)                                         (0.065)     (0.117)
Net realized and unrealized loss on investments                (0.485)     (0.283)
                                                              -------     -------
Total from investment operations                               (0.550)     (0.400)
                                                              -------     -------

Net asset value, end of period                                $ 7.550     $ 8.100
                                                              =======     =======

Total return(3)                                                (6.79%)     (4.71%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $948        $795
Ratio of expenses to average net assets                         2.35%       2.35%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      3.82%       7.09%
Ratio of net investment loss to average net assets             (1.77%)     (1.52%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (3.24%)     (6.26%)
Portfolio turnover                                                57%        138%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average share outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                 Delaware Small Cap Growth Fund Institutional Class

                                                             Six Months  7/31/01(1)
                                                                Ended       to
                                                             12/31/02(4)  6/30/02
                                                             (Unaudited)

Net asset value, beginning of period                          $ 8.140    $ 8.500

Income (loss) from investment operations:
Net investment loss(2)                                         (0.028)    (0.040)
Net realized and unrealized loss on investments                (0.492)    (0.320)
                                                              -------    -------
Total from investment operations                               (0.520)    (0.360)
                                                              -------    -------

Net asset value, end of period                                $ 7.620    $ 8.140
                                                              =======    =======

Total return(3)                                                (6.39%)    (4.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $ 1,794    $ 1,915
Ratio of expenses to average net assets                         1.35%      1.35%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.82%      6.09%
Ratio of net investment loss to average net assets             (0.77%)    (0.52%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (2.24%)    (5.26%)
Portfolio turnover                                                57%       138%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average share outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

See accompanying notes

Notes
   TO FINANCIAL STATEMENTS

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund, Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Small Cap Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charge declined from 5% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. The Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges or among dealers, new events).

Federal Income Taxes -- The Fund intends to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

                                                  Delaware Small Cap Growth Fund
                                                  December 31, 2002 (Unaudited)


Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $60 for the period ended December 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended December 31, 2002 were approximately $83. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 1.00% on the first $250 million of average daily net assets of the Fund, 0.90% on the next $250 million and 0.75% on average daily net assets in excess of $500 million.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions, and extraordinary expenses do not exceed 1.35% of average daily net assets of the Fund through August 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Notes                                             Delaware Small Cap Growth Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has contracted to waive that portion, if any, of the distribution (12b-1) fee to the extent necessary to ensure that the fee does not exceed 0.25% of the Class A shares' average daily net assets through August 31, 2003. No distributions expenses are paid by Institutional Class shares.

At December 31, 2002, the Fund had liabilities payables to affiliates as follows:

Investment management fee payable to DMC                $ 389
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC          2,215
Other expenses payable to DMC and affiliates            5,454

For the period ended December 31, 2002, DDLP earned $1,559 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended December 31, 2002, the Fund made purchases of $2,960,281 and sales of $1,303,786 of investment securities other than U.S. government securities and short-term investments.

At December 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At December 31, 2002, the cost of investments was $5,777,447. At December 31, 2002, the net unrealized appreciation was $116,550 of which $612,011 related to unrealized appreciation of investments and $495,461 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. During the six months ended December 31, 2002 and the year ended June 30, 2002, there were no dividends or distributions paid.

As of June 30, 2002, the components of net assets on a tax basis were as follows:

   Shares of beneficial interest                   $4,819,435
   Capital loss carryforwards                          (6,027)
   Unrealized depreciation of investments            (189,402)
                                                   ----------
   Net assets                                      $4,624,006
                                                   ==========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follow: $6,027 expires in 2010.

5. Capital Shares
Transactions in capital stock shares were as follows:

                                                Six Months       7/31/01*
                                                  Ended            to
                                                 12/31/02        6/30/02
                                               (Unaudited)
Shares sold:
  Class A                                        121,018         174,760
  Class B                                        123,361         109,175
  Class C                                         47,820         121,026
  Institutional Class                                 --         235,297
                                                 -------         -------
                                                 192,199         640,258
                                                 -------         -------
Shares repurchased:
  Class A                                        (33,887)        (35,715)
  Class B                                         (9,789)        (12,503)
  Class C                                        (20,335)        (22,854)
  Institutional Class                                 --              --
                                                 -------         -------
                                                 (64,011)        (71,072)
                                                 -------         -------
Net increase                                     128,188         569,186
                                                 =======         =======

* Date of commencement of operations.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investment Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of December 31, 2002, or at any time during the period.

7. Credit and Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

                      This page intentionally left blank.

Delaware Investments
  FAMILY OF FUNDS

-----------------------------------------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor.
Please read the prospectus carefully before you invest or send money.
-----------------------------------------------------------------------------------------------------------------


Growth-Equity Group                                          Fixed Income Group
Delaware American Services Fund
Delaware Growth Opportunities Fund                           Corporate and Government
Delaware Select Growth Fund                                  Delaware American Government Bond Fund
Delaware Small Cap Growth Fund                               Delaware Corporate Bond Fund
Delaware Technology and Innovation Fund                      Delaware Delchester Fund
Delaware Trend Fund                                          Delaware Diversified Income Fund
Delaware U.S. Growth Fund                                    Delaware Extended Duration Bond Fund
                                                             Delaware High-Yield Opportunities Fund
Value-Equity Group                                           Delaware Limited-Term Government Fund
Delaware Decatur Equity Income Fund                          Delaware Strategic Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund                                           Money Market
Delaware Small Cap Value Fund                                Delaware Cash Reserve Fund
                                                             Delaware Tax-Free Money Fund
International Group
(DIAL-Delaware International Advisers Ltd.)                  Municipal (National Tax-Exempt)
Delaware Emerging Markets Fund                               Delaware National High-Yield Municipal Bond Fund
Delaware International Small Cap Value Fund                  Delaware Tax-Free Insured Fund
Delaware International Value Equity Fund                     Delaware Tax-Free USA Fund
   (formerly Delaware International Equity Fund)             Delaware Tax-Free USA Intermediate Fund

Blend Mutual Funds                                           Municipal (State-Specific Tax-Exempt)
Delaware Balanced Fund                                       Delaware Tax-Free Arizona Fund
Delaware Core Equity Fund                                    Delaware Tax-Free Arizona Insured Fund
   (formerly Delaware Growth Stock Fund)                     Delaware Tax-Free California Fund
Delaware Devon Fund                                          Delaware Tax-Free California Insured Fund
Delaware Social Awareness Fund                               Delaware Tax-Free Colorado Fund
                                                             Delaware Tax-Free Florida Fund
Structured Equity Products Group                             Delaware Tax-Free Florida Insured Fund
Delaware Diversified Growth Fund                             Delaware Tax-Free Idaho Fund
Delaware Diversified Value Fund                              Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Group Foundation Funds                              Delaware Tax-Free Minnesota Fund
   Delaware Growth Allocation Portfolio                      Delaware Tax-Free Minnesota Insured Fund
   Delaware Balanced Allocation Portfolio                    Delaware Tax-Free Minnesota Intermediate Fund
   Delaware Income Allocation Portfolio                      Delaware Tax-Free Missouri Insured Fund
                                                             Delaware Tax-Free New York Fund
                                                             Delaware Tax-Free Oregon Insured Fund
                                                             Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Small Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Growth Fund and the Delaware Investments
Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Board of Trustees                               Affiliated Officers                           Contact Information

Walter P. Babich                                Jude T. Driscoll                              Investment Manager
Board Chairman                                  President and Chief Executive Officer         Delaware Management Company
Citadel Construction Corporation                Delaware Management Holdings, Inc.            Philadelphia, PA
King of Prussia, PA                             Philadelphia, PA
                                                                                              International Affiliate
David K. Downes                                 Richelle S. Maestro                           Delaware International Advisers Ltd.
President and Chief Executive Officer           Senior Vice President, Deputy General         London, England
Delaware Investments Family of Funds            Counsel and Secretary
Philadelphia, PA                                Delaware Investments Family of Funds          National Distributor
                                                Philadelphia, PA                              Delaware Distributors, L.P.
John H. Durham                                                                                Philadelphia, PA
Private Investor                                Michael P. Bishof
Gwynedd Valley, PA                              Senior Vice President and Treasurer           Shareholder Servicing, Dividend
                                                Delaware Investments Family of Funds          Disbursing and Transfer Agent
John A. Fry                                     Philadelphia, PA                              Delaware Service Company, Inc.
President                                                                                     2005 Market Street
Franklin & Marshall College                                                                   Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                              For Shareholders
Anthony D. Knerr                                                                              800 523-1918
Managing Director
Anthony Knerr & Associates                                                                    For Securities Dealers and Financial
New York, NY                                                                                  Institutions Representatives Only
                                                                                              800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                         Web site
National Gallery of Art                                                                       www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

(7353)                                                                                                           Printed in the USA
SA-509 [12/02] VGR 2/03                                                                                                       J8959